SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary  Proxy  Statement  [_]  Soliciting Material Under Rule 14a-2
[_]  Confidential, For Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                              TransNet Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[_] Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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



                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876
                               ------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on February 25, 2003
                               ------------------

The Annual Meeting of Stockholders of TransNet Corporation (the "Company" or "TransNet") will be held at the offices of the Company, 45 Columbia Road, Branchburg, New Jersey 08876 on Tuesday, February 25, 2003 at 10:00 A.M. local time, for the purposes of considering and acting upon the following matters:

     1. Election of directors for the ensuing year (Proposal One).

     2. Such other business as shall properly come before the meeting or any adjournment thereof.

The close of business on January 22, 2003, has been fixed as the record date for determining the stockholders of the Company who shall be entitled to notice of, and to vote at the meeting or any adjournment thereof.

The Board of Directors wants as many stockholders as possible to be represented in person or by proxy at the Annual Meeting. Consequently, we ask that you sign and return the enclosed Proxy, whether or not you plan to attend the meeting. Please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your card without indicating how you want to vote, your Proxy will be counted as a vote for all nominees. Even after you return the proxy card, you still have the power to revoke the Proxy at any time before it is voted, and the giving of a Proxy will not affect your right to vote in person if you attend the Annual Meeting.


                                              By Order of the Board of Directors



                                              Steven J. Wilk
                                              PRESIDENT


Branchburg, New Jersey
January 23, 2003


                                 IMPORTANT NOTE

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the meeting and save the Company the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the meeting, revoking your Proxy and voting your stock in person.

                              TransNet Corporation
                                45 Columbia Road
                          Somerville, New Jersey 08876
                                 (908) 253-0500
                               ------------------

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 2003

                               ------------------

     This Proxy Statement of TransNet Corporation, a Delaware corporation ("TransNet", the "Company", or the "Corporation") is sent in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders to be held on Tuesday, February 25, 2003 at the offices of TransNet, 45 Columbia Road, Branchburg, New Jersey 08876 at 10:00 A.M., local time.

     The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders is January 29, 2003. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Shareholders for the year ended June 30, 2002, a copy of which accompanies this Proxy Statement.

     All proxies which are properly filled in, signed and returned to the Company prior to or at the Annual Meeting will be voted in accordance with the instructions thereon. Such proxies may be revoked by any stockholder giving the same prior to the exercise thereof by: (a) written notice delivered to the Company's principal offices prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting. The Board of Directors has fixed the close of business on January 22, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the meeting or any adjournment thereof.

     The expenses of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, the Company may use the services of some of its officers and regular employees (who will receive no additional compensation) to solicit proxies personally, and by telephone. At present, the Company has no agreement with any firm to solicit the voting of any shares. The cost of soliciting proxies will be paid by the Company which may enlist the assistance of, and reimburse the reasonable expenses of banks, brokerage firms, and similar fiduciaries in the solicitation of proxies and proxy authorizations from their customers whose stock is not registered in the owner's name, but in the name of such bank, brokerage firm or other fiduciary.


VOTE REQUIRED

     Only stockholders of record at the close of business on January 22, 2003 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, the Company had 4,884,304 shares of common stock, $.01 par value (the "Common Stock") outstanding. The Company's sole issued and outstanding class of capital stock is the Common Stock. Each share of Common Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence in person or by proxy of a majority of the outstanding Common Stock (at least 2,442,153 shares) is required to constitute a quorum necessary for the transaction of business at the Annual Meeting. Election of directors (Proposal
One) and requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock present in person or by proxy at the meeting.

     The Company's officers and directors owning and having the right to vote 730,500 shares representing approximately 15% of the outstanding Common Stock have stated their present intention to vote their shares FOR the nominees for election as directors (Proposal One).


PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each holder known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) each of the Company's directors, and (iii) all directors and officers of the Company as a group.

NAME OF BENEFICIAL                    AMOUNT OF SHARES             PERCENT OF
OWNER                                BENEFICIALLY OWNED             CLASS (a)
-------------------------------   -------------------------      ---------------
Directors
--------------
Steven J. Wilk (b)                      487,000 shs (c)                10%
John J. Wilk (b)                        225,500 shs (d)                 5%
Jay A. Smolyn (b)                       133,000 shs (e)                 3%
Susan Wilk (b)                          108,200 shs (f)                 2%
Vincent Cusumano (b)                     17,000 shs (g)                 --
Earle Kunzig (b)                         20,000 shs (h)                 --
Raymond J. Rekuc (b)                     15,000 shs (i)                 --
All officers and directors              890,700 shs                    20%
  as a group (seven persons)

------------------

     (a) Based on 4,884,304 shares outstanding, which does not include 275,000 shares issuable upon exercise of options.

     (b) The address of all directors is 45 Columbia Road, Branchburg, New Jersey 08876.

     (c) Includes 100,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. Under the Corporation's 2000 Stock Option Plan, options for 50,000 shares were granted on January 4, 2001 and options for the remaining 50,000 shares vested on January 4, 2003. The exercise price is $0.88 per share.

     (d) Includes 50,000 shares that Mr. Wilk is entitled to purchase upon the exercise of incentive stock options. Under the Corporation's 2000 Stock Option Plan, options for 25,000 shares were granted on January 4, 2001 and options for the remaining 25,000 shares vested on January 4, 2003. The exercise price is $0.88 per share.

     (e) Includes 50,000 shares that Mr. Smolyn is entitled to purchase upon the exercise of incentive stock options. Under the Corporation's 2000 Stock Option Plan, options for 25,000 shares were granted on January 4, 2001 and options for the remaining 25,000 shares vested on January 4, 2003. The exercise price is $0.88 per share.

     (f) Includes 30,000 shares that Ms. Wilk is entitled to purchase upon the exercise of incentive stock options. Under the Corporation's 2000 Stock Option Plan, options for 15,000 shares were granted on January 4, 2001 and options for the remaining 15,000 shares vested on January 4, 2003. The exercise price is $0.88 per share.

     (g) Includes 15,000 shares that Mr. Cusumano is entitled to purchase upon the exercise of incentive stock options. The options were granted on January 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

     (h) Includes 15,000 shares that Mr. Kunzig is entitled to purchase upon the exercise of incentive stock options. The options were granted on January 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

     (i) Includes 15,000 shares that Mr. Rekuc is entitled to purchase upon the exercise of incentive stock options. The options were granted on January 4, 2001 under the Corporation's 2000 Stock Option Plan. The exercise price is $0.88 per share.

     John J. Wilk and Steven J. Wilk, chairman of the board of directors and president of the Corporation as well as beneficial owners of 4% and 9% respectively, of TransNet's common stock may each be deemed to be a "parent" of the Corporation within the meaning of the Securities Act of 1933.

     The Audit Committee reviews, evaluates and advises the Board of Directors in matters relating to the Company's financial reporting practices, its application of accounting principles and its internal controls. In addition, the Audit Committee reviews transactions regarding management remuneration or benefits. The Audit Committee held four meetings during the year ended June 30, 2002.

     The Compensation Committee reviews, evaluates and advises the Board of Directors in matters relating to the Company's compensation of and other employment benefits for executive officers. The Board established its Compensation Committee in December 1994. The Compensation Committee held two meetings during the year ended June 30, 2002.

     The Company does not have an Executive Committee. The term of office of each director expires at the next annual meeting of stockholders. The term of office of each executive officer expires at the next organizational meeting of the Board of Directors following the next annual meeting of stockholders.

     The following is a brief account of the business experience of each TransNet director during the past five years.

     John J. Wilk was president, a director and chief executive officer of TransNet since its inception in 1969 until May 1986, when he was elected Chairman of the Board.

     Steven J. Wilk was elected a vice president of TransNet in October 1981 and in May 1986 was elected President and Chief Executive Officer. He was elected a director of TransNet in April 1989.

     Jay A. Smolyn has been employed at TransNet since 1976 and in April 1985 became Vice President, Operations. He was elected a director of TransNet in January 1990.

     Vincent Cusumano, who was elected a TransNet director in April 1977, is, and for more than the past five years has been, president and chief executive officer of Cusumano Perma-Rail Corporation of Roselle Park, New Jersey, distributors and installers of exterior iron railings. Mr. Cusumano is not actively engaged in the business of the Company.

     Earle Kunzig, who was elected a TransNet director in November 1976, for more than the past five years has been Vice President of Sales and a principal of Hardware Products Sales, Inc., Wayne, New Jersey, a broker of used computer equipment and provider of computer maintenance services. Mr. Kunzig is not actively engaged in the business of the Company.

     Raymond J. Rekuc, who was elected a TransNet director in August 1983, is currently the principal in Raymond J. Rekuc, Certified Public Accountant, an accounting firm located in Washington Township, New Jersey. Mr. Rekuc is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants, and is not actively engaged in the business of the Company.

     Susan Wilk joined TransNet in November 1987 as Director of Administration, and was named Legal Counsel in 1994. She was elected a director of TransNet in January 1990.

     None of the Company's directors are directors of any other corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2002, its officers, directors and beneficial owners of more than 10% of its equity timely complied with all applicable Section 16(a) filing requirements.

         The following table sets forth information concerning the compensation paid or accrued by the Corporation during the three years ended on June 30, 2002, to its Chief Executive Officer and each of its other executive officers whose total annual salary and bonus for the fiscal year ended June 30, 2002, exceeded $100,000. All of the Corporation's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms or operation, in favor of the executive officers or directors of the Corporation and are generally available to all full-time salaried employees.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                      ---------------------------------------------------------------------------------------------------
                                                                         SECURITIES
                                                                         UNDERLYING
NAME AND              YEAR ENDED                           OTHER ANNUAL    OPTIONS    RESTRICTED    LTIP       ALL OTHER
PRINCIPAL POSITION     JUNE 30,      SALARY        BONUS   COMPENSATION     SARS     STOCK AWARDS  PAYOUTS   COMPENSATION
--------------------------------------------------------------------------------------------------------------------------
Steven J. Wilk           2002       $300,000      $40,678       $0            0            0         $0            0
 President and Chief     2001       $266,167      $32,880       $0         100,000         0         $0            0
 Executive Officer       2000       $250,000        $0          $0            0            0         $0            0

Jay Smolyn               2002       $165,000      $31,475       $0            0            0         $0            0
 Vice President          2001       $163,166      $25,645       $0         50,000          0         $0            0
 Operations              2000       $148,542        $0          $0            0            0         $0            0


                        OPTION GRANTS IN LAST FISCAL YEAR
                               (individual grants)

     No options were granted during fiscal 2002.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the Named Executive Officer concerning the exercise of options during fiscal 2002 and the number and value of unexercised options held as of the end of fiscal 2002.

                                                                      NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                                           UNDERLYING            IN-THE-MONEY
                                                                       UNEXERCISED OPTIONS     OPTIONS AT FISCAL
                                NUMBER OF                              AT FISCAL YEAR END;       YEAR END ($);
NAME OF EXECUTIVE            SHARES ACQUIRED                              (EXERCISABLE/          (EXERCISABLE/
OFFICER                        ON EXERCISE     VALUE REALIZED ($)        UNEXERCISABLE)         UNEXERCISABLE)
-----------------            ---------------   ------------------     --------------------   -------------------
Steven J. Wilk                      0                   0                 50,000/50,000            $14,500/0
Jay A. Smolyn                       0                   0                 25,000/25,000             $7,250/0


EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

     TransNet has employment contracts in effect with Steven J. Wilk and Jay A. Smolyn which expire on June 30, 2005. Pursuant to the employment contracts, Steven J. Wilk's annual salary is "at least" $300,000 and Mr. Smolyn's salary is "at least" $165,000 or, in each case, such greater amount as may be approved from time to time by the Board of Directors. The contracts also provide for additional incentive bonuses to be paid with respect to each of the Corporation's fiscal years based upon varying percentages of the Corporation's consolidated pre-tax income exclusive of extraordinary items (3% of the first $500,000, 4% of the next $500,000, 5% of the next $4,000,000 and 6% of amounts in excess of $5,000,000 for Steven J. Wilk, and 2% of pre-tax income in excess of $100,000 to the first $500,000 and 3% in excess of $500,00 for Mr. Smolyn). Steven J. Wilk's employment contract provides for a continuation of full amount of salary payments for 6 months and 50% of the full amount for the remainder of the term in the event of illness or injury. In addition, the employment contracts contain terms regarding the event of a hostile change of control of the Corporation and a resultant termination of the employee's employment prior to expiration of the employment contract. These terms provide that Mr. Smolyn would receive a lump sum payment equal to 80% of the greater of his then current annual salary or his previous calendar year's gross wages including the additional incentive compensation multiplied by the lesser of five or the number of years remaining in the contract. In the case of Steven J. Wilk, the contract provides that in the event of termination of employment due to a hostile change in control, he may elect to serve as consultant at his current salary and performance bonus for a period of five years beginning at the date of the change in control, or he may elect to receive a lump sum payment which would be the greater of 80% of his then current salary or 80% of his previous year's gross wages times five. The contract for Mr. Smolyn provides that the Corporation may terminate his employment, with or without cause. If said termination is without cause, the Corporation shall pay the Employee an amount equal to compensation payable for a period of one-half of the contract period remaining, not to exceed compensation for 18 months. Steven J. Wilk's employment agreement provides that should the Corporation terminate his employment (other than for the commission of willful criminal acts), he may elect to continue as a consultant to the Corporation at his then current compensation level, including the performance bonus, for the lesser of two (2) years or the remainder of the contract term or he may elect to receive a lump sum payment equal to eighty percent of his then current salary plus incentive bonus times the lesser of two
(2) years or the remainder of the contract.


DIRECTORS' COMPENSATION

     During fiscal 2002, the Company paid $5,000 in directors' fees to each of its three outside directors.


STOCK OPTIONS

     The Plan provides for the grant of both Non-qualified Stock Options and Incentive Stock Options, as the latter is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as providing for the granting of Restricted Stock and Deferred Stock Awards, covering, in the aggregate, 500,000 shares of the Company's Common Stock. The purpose of the Plan is to advance the interests of the Company and its shareholders by providing additional incentives to the Company's management and employees, and to reward achievement of corporate goals.

     Awards under the Plan may be made or granted to employees, officers, Directors and consultants, as selected by the Board. The Plan is administered by the entire Board of Directors. All full-time employees and officers of the Company are eligible to participate in the Plan.


RETIREMENT PLAN

     Effective  January  1, 1995,  the  Company  adopted a defined  contribution
[401(k)] plan covering all eligible employees. Under the terms of the Plan, participating employees deposit a percentage of their salaries in the Plan. The Company matches up to a certain percentange of the employees' contribution. The Company's contribution for the year ended June 30, 2002 for the above officers was as follows: Steven J. Wilk $1,047 and Jay A. Smolyn $1,368.

                      REPORT OF THE COMPENSATION COMMITTEE

     Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance. The Board focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and incentive bonus compensation.

     The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executive officers who qualify will be permitted to participate in the Company's Stock Option Plan which was adopted in February 2000, which the Board felt will be integral in its efforts to attract and retain key individuals. In 1995, the Board of Directors adopted a 401 (k) Plan in which all full-time employees are eligible to participate. Executive officers may participate in group life and health plans if and when such plans are available generally to all employees. The Compensation Committee is satisfied that the compensation and stock option plans provided to the officers of the Company are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

     The compensation of the Company's Chief Executive Officer, Mr. Steven J. Wilk and Vice President - Operations, Mr. Jay Smolyn, for fiscal 2002 consisted of base salary and incentive bonus based upon the Company achieving certain specified levels of pre-tax income. The determination by the Compensation
Committee of Mr. Wilk's and Mr. Smolyn's remuneration is based upon methods consistent with those used for similarly situated officers. The Committee considers certain quantitative factors, including the company's financial, strategic and operating performance for the year. The qualitative criteria include Mr. Wilk's and Mr. Smolyn's leadership qualities and management skills, as exhibited by their respective innovations, time and effort devoted to the Company and other general considerations. The Compensation also takes notice of comparable remuneration of other CEO's at similar companies. Based on the performance of the Company, the Compensation Committee believes that Mr. Wilk's and Mr. Smolyn's compensation was appropriate.


                                                         Respectfully submitted,


                                                         Earle Kunzig
                                                         Vincent Cusumano
                                                         Raymond J. Rekuc

                          REPORT OF THE AUDIT COMMITTEE

     We have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2002.

     We have  discussed  with the  independent  public  accountants  the matters
required  to  be  discussed  by   Statement  on  Auditing   Standards   No.  61,
Communication with Audit Committees, as amended.

     We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

     Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.



                                                         Respectfully submitted,

                                                         Raymond J. Rekuc
                                                         Vincent Cusumano
                                                         Earle Kunzig

                        ACTION TO BE TAKEN AT THE MEETING

                              ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     Seven directors of the Company are to be elected at the meeting, each to serve until the next annual meeting and until his successor is elected and qualifies. The nominees for election are named below. The shares represented by valid proxies will be voted as specified by the shareholder. When a specific choice is not indicated, the shares represented by the proxy will be voted in favor of the election as directors of the persons named below. Authority to vote for the election of directors shall be deemed granted unless specifically withheld. Management has no reason to believe that any of the nominees for the office of director will not be available for election as a director. Should any of them become unwilling or unable to accept nomination for election, however, it is intended that the individuals named in the enclosed proxy may vote for the election of such other persons as Management may recommend. The Company does not have a nominating committee. During the fiscal year ended June 30, 2002, the Company's board of directors held a total of two meetings. Each director attended all meetings.


NOMINEES FOR ELECTION AS DIRECTORS

     The executive officers and directors of the Company are as follows:

     NAME                     AGE        POSITION
     ---------               ------      -------------

     John J. Wilk              74        Chairman of the Board and Treasurer
     Steven J. Wilk            45        President and Director
     Jay A. Smolyn             46        Vice President, Operations and Director
     Vincent Cusumano          67        Secretary and Director
     Earle Kunzig              63        Director
     Raymond J. Rekuc          56        Director
     Susan Wilk                          Director

VOTE REQUIRED

     Provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that each of the above nominees be elected as a Director.

                              CERTAIN TRANSACTIONS

     On November 11, 1998, the Company executed an agreement to sell approximately 6.32 acres of unimproved real property in Mountainside, New Jersey (the "Real Property") to W Realty LLC ("W Realty") for the appraised value of $1,000,000. W Realty is a partnership, which at the time of sale consisted of John J. Wilk, Chairman of the Board, and Raymond J. Rekuc, a Director of the Company. The purchase price was payable through a credit extended by W Realty as sub-lessor to the Company as sub-lessee for the $410,000 of rent payable by the Company over the last two years of its sublease (through February 2001) for its principal facility in Somerville, New Jersey and a $590,000 promissory note executed by W Realty payable in installments of $150,000 in February 1998 and $440,000 in November 1998. The note was at an interest rate of 8% per annum and was secured by a mortgage on the Real Property. The $150,000 payment due in February 1998 was paid and $190,000 of the payment due in November 1998 was paid with interest. Payment of the $250,000 balance was renegotiated under a revised Note which provides for payment of the principal on November 1, 2000, which has been extended until June 30, 2002, at an interest rate of 6.5%. At the time of issuance of the new Note, the Company released its mortgage lien on the Real Property in order to permit W Realty, which included an unaffiliated third partner, to lease the Real Property to another third party. In place of the mortgage lien, the new Note was secured by the partnership interests of W Realty owned by Messrs. Wilk and Rekuc.

     In May 2002, the Company received repayment of all principal and accrued interest.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     During fiscal 2002, one member of the Compensation Committee, Raymond J. Rekuc, as a partner in W Realty, was involved in the purchase from the Company of a tract of unimproved land in Mountainside, New Jersey as described above.

                             STOCK PRICE PERFORMANCE

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock for the past five fiscal years, based on the market price of the Common Stock, with the cumulative total return of companies in the S&P 500 Composite and the S&P Information Technology Group, Russell 2000 and RDG Technology Composite Indices. The Company believes that the Russell 2000 Index, a leading index of small cap companies is more relevant to the Company than the S&P 500 Index, and intends to transition to this comparison for future comparisons.


                      COMPARISON OF FIVE YEAR TOTAL RETURN
                  FOR TRANSNET CORPORATION, S&P 500 COMPOSITE,
                     S&P INFORMATION TECHNOLOGY GROUP INDEX,
              RUSSELL 200 INDEX AND RDG TECHNOLOGY COMPOSITE INDEX

                            TOTAL SHAREHOLDER RETURNS

[The following represents a line graph in the printed report.]

                                                          S & P         RDG
                 TRANSNET                   RUSSELL    INFORMATION   TECHNOLOGY
                   CORP      S & P 500       2000      TECHNOLOGY    COMPOSITE
--------------------------------------------------------------------------------
 6/97                100          100          100          100           100
 6/98              21.74       130.16       116.51       136.97        136.96
 6/99             113.04       159.78       118.26        231.6        247.57
 6/00              69.57       171.37       135.19       340.45         380.8
 6/01               56.7       145.95       136.08        162.6        193.48
 6/02              41.22        119.7       124.28        99.13        112.73

AUDITORS

     The firm of Moore Stephens, P.C., certified public accountants, has been selected by the Board of Directors to audit the accounts of the Company and its subsidiaries for the current fiscal year ending June 30, 2002. Said firm has served as the Company's auditors since 1977. Representatives of such firm are not expected to be present at the February 25, 2003 Annual Meeting of Stockholders.


STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2003 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 45 Columbia Road, Branchburg, New Jersey 08876 on or before June 30, 2003.

                                  OTHER MATTERS

     Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgement in said matters.



                                              By Order of the Board of Directors



                                              Steven J. Wilk
                                              PRESIDENT


Branchburg, New Jersey
January 23, 2003

                      [This Page Intentionally Left Blank]

                              TRANSNET CORPORATION
          REVOCABLE PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 25, 2003

The undersigned, a stockholder of TransNet Corporation (the "Company") hereby appoints John J. Wilk and Steven J. Wilk or either of them, as proxy or proxies of the undersigned, with full power of substitution, to vote, in the name, place and stead of the undersigned, with all of the powers which the undersigned would possess if personally present, on behalf of the undersigned, all the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of TransNet Corporation to be held at 10:00 A.M. (local time) on Tuesday, February 25, 2003, at TransNet Corporation, 45 Columbia Road, Branchburg, New Jersey 08876 and at any and all adjournments thereof. The undersigned directs that this Proxy be voted as follows:

1. To elect  directors  for the ensuing year  (Proposal  One)
   |_| FOR all nominees listed below (except as marked to the contrary below) |_| WITHHOLD AUTHORITY to vote for all nominees listed below

   Nominees: VINCENT CUSUMANO, EARLE KUNZIG, RAYMOND J. REKUC, JAY A. SMOLYN,
             JOHN J. WILK, STEVEN J. WILK, SUSAN WILK

(Instructions: To withhold authority for an individual nominee, write that nominee's name on the line provided.)


--------------------------------------------------------------------------------

2. In their discretion, on all other business that may properly come before the meeting.
   |_| AUTHORITY GRANTED      |_| AUTHORITY WITHHELD

                                (Continued and To be Signed on the Reverse Side)

The Board of Directors recommends a vote FOR all of the foregoing. UNLESS OTHERWISE SPECIFIED AS ABOVE PROVIDED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT. IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING UNLESS SUCH AUTHORITY IS SPECIFICALLY WITHHELD.

Stockholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. No postage is required if returned in the enclosed envelope and mailed in the United States. Receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement of the Board of Directors and Annual Report is acknowledged.

                          Dated:                                          , 2003
                                ------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------
                                        Signature of Shareholder

                          Please sign exactly as name appears on this Proxy. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in partnership name by authorized person.